Exhibit 10.4

CELCUITY INC.

2017 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (“Agreement”) is entered into as of the “Grant Date” set forth below, by and between Celcuity Inc., a Delaware corporation (the “Company”) and the person named below (the “Participant”). The Award granted hereby is granted under the Celcuity Inc. 2017 Stock Incentive Plan (the “Plan”). Unless otherwise defined herein, terms used in this Agreement that are defined in the Plan will have the meanings given to them in the Plan.

1.          Grant of Award. The Company hereby grants to the Participant a restricted stock award (the “Award”) for the number of shares of Common Stock of the Company (the “Shares”) set forth below, on the terms and conditions set forth herein, and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail.

Grant Number:	RSA-

Participant:

Grant Date:

Vesting Commencement Date:

Total Number of Shares of Stock
Subject to the Award:	______________ Shares

The Shares subject to this Award will be subject to the restrictions set forth in Section 3 of this Agreement and will be subject to forfeiture for the period and on the terms and conditions set forth in Section 4 of this Agreement. For purposes of this Agreement, “Vested Shares” means Shares that, at the applicable date, have vested and with respect to which the risk of forfeiture has lapsed in accordance with Section 4 and “Unvested Shares” means Shares that, at the applicable date, have not yet vested and with respect to which the risk of forfeiture has not lapsed in accordance with Section 4. Any Shares distributed as a stock dividend or in a stock split or otherwise with respect to the Shares before they vest will be considered additional Unvested Shares subject to the same transfer restrictions and risk of forfeiture as the underlying Unvested Shares and will be held as prescribed in Section 2.

2.          Issuance of Shares. Until the Shares vest as provided in Section 4, the Unvested Shares will be evidenced either by a book-entry in the Participant’s name with the Company’s transfer agent or by one or more stock certificates issued in the Participant’s name. Any such stock certificate(s) will be deposited with the Company or its designee and will bear the following legend:

“The Shares represented by this certificate are subject to certain restrictions upon transfer and may be transferred only in accordance with the terms of a Restricted Stock Agreement between the Company and the registered holder, a copy of which is on file at the principal office of the Company.”

Any book-entry will be accompanied by a similar legend and shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable. Simultaneously with the execution and delivery of this Agreement, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Unvested Shares, in the form attached hereto as Exhibit A.

3.          Transfer Restrictions. Until the Shares vest as provided in Section 4, the Participant is not entitled to sell, transfer, assign, pledge or otherwise encumber or dispose of the Shares, and the Shares remain subject to possible forfeiture as provided in Section 4. Except as otherwise provided in this Agreement or the Plan, until such risk of forfeiture has lapsed or the Unvested Shares have been forfeited pursuant to Section 4, the Participant will be entitled to vote the Unvested Shares and receive all dividends attributable to the Unvested Shares, but the Participant will not have any other rights as a stockholder with respect to the Unvested Shares.

4.          Risk of Forfeiture; Vesting Schedule.

(a)          General. The Shares will remain subject to forfeiture until vested as provided herein. The Shares will vest, and the risk of forfeiture will lapse, [insert vesting schedule]; provided, however, that if the Participant ceases to provide services to the Company before this Award has become vested with respect to all of the Shares, no additional Shares will vest after the termination of such services.

(b)          Treatment Upon a Change in Control. In the event of a Change in Control of the Company, the Committee administering the Plan may take any of the actions described in Section 14 of the Plan with respect to this Award.

(c)          Accelerated Vesting upon Death or Disability. If the Participant ceases to provide services to the Company by reason of the Participant’s death or disability before this Award has become vested with respect to all of the Shares, all Unvested Shares shall vest as of such termination date.

(d)          Termination of Service Relationship. If the Participant ceases to provide services to the Company for any reason other than death or disability before this Award has become vested with respect to all of the Shares, the Participant will immediately forfeit all Unvested Shares without any payment therefor.

5.          Delivery of Vested Shares. After any Shares vest pursuant to Section 4, the Company will, as soon as practicable, cause to be delivered to the Participant, or to the Participant’s designated beneficiary or estate in the event of the Participant’s death, the applicable number of Vested Shares. Delivery of the Vested Shares will be effected by the removal of restrictions on the book-entry in the stock register maintained by the Company’s transfer agent with a corresponding notice provided to the Participant, by the electronic delivery of the Shares to a brokerage account designated by the Participant, or by delivery to the Participant of a stock certificate without restrictive legend, and shall be subject to the tax withholding provisions of Section 6.

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6.          Tax Consequences and Withholding.

(a)          The Participant acknowledges that unless the Participant makes a proper and timely Section 83(b) election as described below, then at the time the Shares vest, the Participant will be obligated to recognize ordinary income in an amount equal to the Fair Market Value as of the date of vesting of the Shares then vesting. No Vested Shares will be delivered to the Participant unless the Participant has made arrangements acceptable to the Company for payment of any federal, state, local or foreign withholding taxes that may be due as a result of the vesting of the Shares. The Participant hereby authorizes the Company (or any Affiliate) to withhold from payroll or other amounts payable to the Participant any sums required to satisfy such withholding tax obligations in accordance with the provisions of Section 13 of the Plan. If the Participant wishes to satisfy some or all of such withholding tax obligations by delivering Shares already owned by the Participant or by having the Company retain a number of Vested Shares otherwise deliverable to the Participant, the Participant must make such a request which shall be subject to approval by the Company.

(b)          The Participant understands that, with respect to the grant of this Award, the Participant may file an election with the Internal Revenue Service, within 30 days of the Grant Date, electing pursuant to Section 83(b) of the Internal Revenue Code to be taxed on the Fair Market Value of the Unvested Shares as of the Grant Date. THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF. If the Participant makes such an election, the Participant must promptly provide the Company with a copy, and make arrangements acceptable to the Company for the payment of withholding taxes as described above.

7.          NO GUARANTEE OF CONTINUED SERVICE. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE IN THIS AGREEMENT IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED AN AWARD). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S RELATIONSHIP (A) AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE; (B) AS A CONSULTANT PURSUANT TO THE TERMS OF THE PARTICIPANT’S AGREEMENT WITH THE COMPANY OR AN AFFILIATE; OR (C) AS A DIRECTOR PURSUANT TO THE BYLAWS OF THE COMPANY AND ANY APPLICABLE PROVISIONS OF THE CORPORATE LAW OF THE STATE OR OTHER JURISDICTION IN WHICH THE COMPANY IS DOMICILED, AS THE CASE MAY BE.

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8.          Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties regarding the acquisition of stock in the Company and supersede in their entirety all prior oral and written undertakings and agreements of the Company and the Participant on that subject, with the exception of any other Awards previously granted and delivered to the Participant under the Plan or any similar plan maintained by the Company or its Affiliates. This Agreement may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Minnesota.

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[Signature page follows]

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Signature page to Restricted Stock Agreement

By the Participant’s signature and the signature of the Company’s representative below, the Participant and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement. The Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors (or any Committee to whom the Board has delegated administration of the Plan) upon any questions relating to the Plan and this Agreement.

The Participant further agrees to notify the Company of any change in the Participant’s residence address indicated below.

PARTICIPANT:	CELCUITY INC.

By:
(Signature)	Title:

(Print Name)	(Print Name)

Address:	Address:
Celcuity Inc.
16305 36th Avenue N., Suite 450
Minneapolis, MN 55446

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EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, and pursuant to that certain Restricted Stock Agreement (the “Agreement”) dated as of _____________, 20__, the undersigned, ___________________________________________________________________, hereby sells, assigns and transfers unto _________________________________________________________________________________________ shares of Common Stock of Celcuity Inc., a Delaware corporation, standing in his or her name on the books of said corporation in book-entry form or represented by the following stock certificate:

Certificate No. _____, representing _________________ shares

The undersigned hereby irrevocably constitutes and appoints the duly elected Secretary of the corporation to be his or her attorney-in-fact, with full power of substitution, to transfer said stock on the books of the corporation.

THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated:
Name:

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to cancel the Shares in the event of forfeiture as set forth in the Agreement without requiring additional signatures on the part of the Participant.